UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  April 30, 2007

CWHEQ Revolving Home Equity Loan Trust, Series 2007-C
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-132375-20

CWHEQ, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-132375

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698310
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

4500 Park Granada
Calabasas, California	91302
(Address of Principal Executive	(Zip Code)
Offices of the Depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 8.

Item 8.01. Other Events.

Description of the Mortgage Pool*

CWHEQ, Inc. (the “Company”) entered into a Sale and Servicing Agreement dated as of March 30, 2007 (the “Sale and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and The Bank of New York, as indenture trustee, providing for the issuance of the Company’s Revolving Home Equity Loan Asset Backed Notes, Series 2007-C. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

On April 30, 2007 (the “Subsequent Closing Date”), pursuant to Section 2.01(b) of the Sale and Servicing Agreement, the Company transfered to the Issuing Entity all of its right, title, and interest in certain additional home equity loans (the “Subsequent Mortgage Loans”), including their Asset Balance (including all Additional Balances) and all collections received on them after April 20, 2007 (the “Subsequent Cut-off Date”) (excluding payments due by the Subsequent Cut-off Date) and all proceeds of the foregoing.

The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all Subsequent Mortgage Loans during the Funding Period and as of the Subsequent Cut-off Date.  All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the Subsequent Cut-off Date.  The sum of the columns may not equal the respective totals due to rounding.

____________________________
*
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 15, 2006, and the Prospectus Supplement dated March 29, 2007 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2007-C.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1           Characteristics of Final Mortgage Pool as of the Subsequent Cut-off Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWHEQ, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Vice President

Dated:  May 7, 2007

Exhibit Index

Exhibit No.	Description

99.1	Characteristics of Final Mortgage Pool as of the Subsequent Cut-off Date.